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                      PAPP AMERICA-PACIFIC RIM FUND, INC.

[LINE DRAWING OF L. ROY PAPP]


                                                          4400 NORTH 32ND STREET
                       NEW ACCOUNT PURCHASE APPLICATION   SUITE 280
                                                          PHOENIX, ARIZONA 85018
                                                          (602) 956-1115
                                                          (800) 421-4004


                                             Dated:_____________________________

Make checks payable to, and mail to: Papp America-Pacific Rim Fund, Inc., 4400 North 32nd Street, Suite 280, Phoenix, AZ 85018
 ................................................................................

1 AMOUNT OF PURCHASE: $_______ ($5,000 minimum for new account, except for Individual Retirement Accounts (IRAs) where the minimum is $1,000)
 ................................................................................

2  REGISTRATION: (check one)

[_]  Individual or
     Joint Account:___________________________   _______________________________
                          (Individual)                 (Joint Tenant, if any)

[_]  Transfer (or Gift) to Minor:______________, Custodian for__________________
                                   (Custodian)                     (Minor)

     Under the Uniform Transfers (or Gifts) to Minors Act of____________________
                                                            (State of residence)

[_]  IRA:_________________________Custodian for_________________________________
                (Custodian)                                (Individual)

               IRA  IRA Rollover     (circle one)

[_]  Other:(Corporations, Trusts, or others):___________________________________
                                            (Trustee(s), corporation,
                                             partnership or other entity)
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 ................................................................................

3  ADDRESS OF RECORD:__________________________________________________________

City ______________________ State___________Zip__________Telephone(  )__________

4  CITIZENSHIP:  [_]  United States  [_]  Other (specify)_______________________
 ................................................................................

5  SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER:________________________________

                                  Page 1 of 2
                (Please complete both sides of this application)
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                       NEW ACCOUNT PURCHASE APPLICATION


6 DISTRIBUTIONS - Dividends and capital gain distributions will be reinvested automatically in additional shares (whole and fractional) unless the Fund is otherwise instructed in writing. If you wish all or a portion of distributions to be paid in cash, please so indicate.

[ ] Pay income dividends                        [ ] Pay any capital gains
    in cash                                         distributions in cash
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7  AGREEMENT - By signing this Application, I certify that I have received and read the prospectus and agree to its terms and that all information provided in the Application is correct.
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8  TAX CERTIFICATIONS - Under penalties of perjury, I certify that:

   1. the number shown on this Application is my correct Social Security or other tax identification number (or I am waiting for a number to be issued to me), and

   2. I am not subject to backup withholding, either because the IRS has not notified me that I am subject to backup withholding for failure to report dividend or interest income, or because the IRS has notified me that I am no longer subject to backup withholding.

       The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding (under the heading "Tax Certification").
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  SIGNATURE:

       ----------------------------     --------------------------------------
        (signature of shareholder)       (signature of joint investor, if any)

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Each transaction in your account will be confirmed in writing. The Fund does not issued stock certificates. All full and fractional shares are held in book entry form.

                                  Page 2 of 2
               (Please complete both sides of this application)